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                                                                    EXHIBIT 23.2

                    [LETTERHEAD OF DELOITTE & TOUCHE L.L.P.]

                          INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in this Registration Statement of Edge Petroleum Corporation on Form S-8 of our report dated March 19, 2001, appearing in the Annual Report on Form 10-K/A of Edge Petroleum Corporation for the year ended December 31, 2002. We also consent to the reference to us under the heading "Experts" in the Registration Statement.

                                        /s/ Deloitte & Touche L.L.P.

Houston, Texas
March 12, 2004